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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       October 15, 2001 (October 15, 2001)



                              VALUESTAR CORPORATION
             (Exact name of registrant as specified in its charter)



          Colorado                   0-22619                 84-1202005
          --------                   -------                 ----------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)              Number)              Identification No.)

     360-22nd Street, #400, Oakland,  California                94612
     -------------------------------------------                -----
      (Address of principal executive offices)                (Zip Code)

                                 (510) 808-1300
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On October 15, 2001 the Company issued the following press release:

                          VALUESTAR TO CEASE OPERATIONS

         OAKLAND (October 15, 2001) - ValueStar(R) Corporation (OTCBB: VLST), pioneer of customer satisfaction ratings on local businesses, announced today that it will cease operations. Interim funding during the last several months was supplied primarily by New York investors many who are now reevaluating their investments in the current market climate.

         ValueStar recently launched its Customer-Rated Program, which allowed ValueStar to automatically collect customer ratings and collect commissions from offline credit card transactions in the San Francisco Bay Area. ValueStar achieved important development milestones and strategic arrangements with credit card issuing and merchant processing banks. The Company had been successful in obtaining short-term financing over the last several months and was seeking financing to continue operations to expand the Customer-Rated Program into additional markets.

         "We remain convinced that our Customer-Rated Program presents compelling advantages to consumers and service merchants with a recurring revenue stream to ValueStar and its partners," said Jim Stein, president and CEO of ValueStar. "Unfortunately we have been unable to overcome the disruption in funding sources resulting from factors including the September 11 terrorist attacks. We have been unsuccessful in generating alternative funding sources."

         ValueStar plans to retain a limited number of employees for a short time to manage closure and evaluate any alternatives available to the Company.

         Forward Looking Statements

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, regarding ValueStar's business strategy and future plans of operations. Forward-looking statements involve known and unknown risks and uncertainties; both general and specific to the matters discussed in this press release. These and other important factors, including those mentioned in various Securities and Exchange Commission filings made periodically by ValueStar, may cause ValueStar's actual results and performance to differ materially from the future results and performance expressed in or implied by such forward-looking statements. The forward-looking statements contained in this press release speak only as of the date hereof and ValueStar expressly disclaims any obligation to provide public updates, revisions or amendments to any forward-looking statements made herein to reflect changes in ValueStar's expectations or future events.

                                      # # #

Reference is also made to the Company's periodic reports filed with the Securities and Exchange Commission and, in particular, the risk factors set forth therein.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.
         None

(b) Pro forma financial information.
         None

(c) Exhibits
         None





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALUESTAR CORPORATION



Date: October 15, 2001                 By: /s/ JAMES A. BARNES
                                          --------------------
                                          James A. Barnes
                                          Treasurer and Secretary


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